Supplement Dated June 28, 2018 to your Current Prospectus

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION TO YOUR PRODUCT PROSPECTUS FOR INSURANCE PRODUCTS ISSUED BY UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK ("USLIC")

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On May 31, 2018, pursuant to the Stock and Asset Purchase Agreement entered into on December 3, 2017, by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc., Hopmeadow Acquisition, Inc. ("Buyer"), Hopmeadow Holdings, LP, and Hopmeadow Holdings GP, each of which is funded by a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group, HHI sold all of the issued and outstanding equity of Hartford Life, Inc., the parent of Talcott Resolution Life Insurance Company ("Talcott Resolution") (formerly "Hartford Life Insurance Company") to Buyer ("Talcott Resolution Sale Transaction").
Additional information regarding the Talcott Resolution Sale Transaction can be found on the Talcott Resolution website at www.talcottresolution.com/financialinformation.html and in its Current Report on Form 8-K (click on "SEC Filings - Other") filed by Talcott Resolution Life Insurance Company (formerly "Hartford Life Insurance Company") on June 6, 2018, with the Securities and Exchange Commission.
Talcott Resolution will continue to administer and provide all contractual benefits of your annuity. The terms, features and benefits of your insurance contract will NOT change as a result of the sale.

Talcott Resolution Life Insurance Company administers the annuity contracts issued by USLIC.

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Therefore, the following name changes are effective June 1, 2018:

Prior Reference:	Replaced with:

Hartford Life Insurance Company	Talcott Resolution Life Insurance Company
www.thehartford.com/annuities	www.talcottresolution.com
Hartford Securities Distribution Company, Inc.	Talcott Resolution Distribution Company, Inc.

The fourth paragraph in subjection "Union Security Insurance Company" under "General Contract Information" is deleted and replaced with the following:

On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life Insurance Company ("Talcott Resolution") (formerly "Hartford Life Insurance Company") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution's offices are located in Windsor, Connecticut. Talcott Resolution is ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.

This Supplement should be retained for future reference.

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